Security Equity Fund
Members of The Security Benefit Group of Companies
One Security Benefit Place, Topeka, Kansas 66636-0001

Supplement Dated June 9, 2004,
to the Statement of Additional Information Dated February 1, 2004

The section of the Statement of Additional Information entitled Custodians, Transfer Agent and Dividend Paying Agent, is removed in its entirety and replaced with the following:

Custodians, Transfer Agent and Dividend-Paying Agent

State Street Bank and Trust Company, 225 Franklin, Boston, Massachusetts 02110, currently acts as custodian for the portfolio securities of Large Cap Growth and Global Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC and that portion of the assets of Alpha Opportunity Fund managed by the Investment Manager.

UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106, acts as the custodian for the portfolio securities of Large Cap Value Fund, Equity Fund, Social Awareness Fund, Mid Cap Value Fund, Small Cap Growth Fund, Enhanced Index Fund, Select 25 Fund and Mid Cap Growth Fund.

Banc of America Securities, LLC, 9 West 57th Street, New York, New York 10019, also acts as custodian for the portfolio securities of that portion of Alpha Opportunity Fund's assets managed by Mainstream, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC.

Security Management Company, LLC acts as the transfer and dividend-paying agent for each of the Funds.

Please Retain This Supplement For Future Reference